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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (date of earliest event reported): July 27, 2004

                          NOTIFY TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

         California                     000-23025                77-0382248
   (State or jurisdiction of     (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

                        1054 S. De Anza Blvd., Suite 105
                               San Jose, CA 95129
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (408) 777-7920

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          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure

      On July 27, 2004, Notify Technology Corporation issued a press release announcing that 100% of its Series A preferred shareholders exercised a right to redeem their shares for common stock. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

      (a)   Exhibits

            99.1 Press Release dated July 27, 2004 announcing the exercise of redemption rights by the company's Series A preferred shareholders.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NOTIFY TECHNOLOGY CORPORATION

Dated: July 27, 2004                 By: /s/ Gerald W. Rice
                                         ---------------------------------------
                                         Gerald W. Rice, Chief Financial Officer

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                                  Exhibit Index

Exhibit Number      Exhibit Title
--------------      -------------

99.1 Press Release dated July 27, 2004 announcing the exercise of redemption rights by the company's Series A preferred shareholders.